ALLIANCE GROWTH & INCOME FUND

ANNUAL REPORT
OCTOBER 31, 1996




LETTER TO SHAREHOLDERS
ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

November 27, 1996

Dear Shareholder:

We are pleased to provide you with an update of your Fund's performance and market activity for Alliance Growth and Income Fund. The following pages include information that covers the fiscal period ended October 31, 1996.

INVESTMENT PERFORMANCE
The following table shows how your Fund performed during its fiscal year ended October 31, 1996. As a comparison, we also show the performance of the overall U.S. stock market, represented by the S&P 500-Stock Index, and of the Lipper Growth & Income Funds Average. The unmanaged Standard & Poor's 500-Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The Lipper Growth & Income Funds Average reflects performance of 576 funds. These funds have generally similar investment objectives to Alliance Growth and Income Fund, though some funds included in the average may have somewhat different investment policies.


                                       TOTAL RETURN
                               PERIOD ENDED OCTOBER 31, 1996
                                  6 MONTHS      12 MONTHS
                                ------------  -------------
ALLIANCE GROWTH & INCOME FUND
  Class A                           6.17%         21.51%
  Class B                           5.82%         21.20%
  Class C                           5.82%         20.72%

S&P 500                             9.03%         24.02%
LIPPER GI FUNDS AVG.                6.57%         21.21%


TOTAL RETURNS ARE BASED ON THE NET ASSET VALUES OF EACH CLASS OF SHARES AS OF OCTOBER 31, 1996; ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3. THE FUND'S BENCHMARKS ARE UNMANAGED.


Your Fund's three classes of shares essentially tracked the Growth and Income average in the fiscal year ended October 31, 1996. Growth and Income funds generally lagged the S&P 500 index over the same period. This time frame was marked by the continued advance of the stock market, particularly for the largest and historically most successful domestic companies. As the equity prices of these companies rose, their valuations became increasingly dear and your Fund reduced its exposure to them. The prices of some of these stocks, such as Coca Cola and General Electric, nevertheless gained throughout the period and your Fund's performance lagged in comparison.

We have maintained our emphasis on owning stocks with more reasonable valuations. While this strategy has not yet borne fruit, we remain confident that this is the best long-term approach for the Fund.

MARKET ENVIRONMENT
Stocks rose strongly in the beginning of the fiscal year, following the pattern set throughout 1995. Strong earnings coupled with declines in interest rates fueled this rally. By February, stock appreciation moderated due to signs of reacceleration of the U.S. economy, and this choppy period ended with July's decline. By August, it became apparent that the economy was not in imminent danger of overheating, and the market rallied anew.

Looking forward, it is difficult to see signs of any major change, either positive or negative, that could affect the economy. Our current slow-growth environment is expected, by most economists, to continue with minor fluctuations. An easier monetary policy on the part of the Federal Reserve in 1997 is also anticipated. Corporate earnings in the coming year should increase by a moderate degree. This setting remains conducive to favorable market activity.

PORTFOLIO STRATEGY
It must be remembered, however, that the market is most affected by trends and events that have not been anticipated prior to their appearance. An economic reacceleration would be detrimental to equity performance, as would an economy that slips into recession. Your Fund tries to "expect the unexpected" by maintaining a defensive posture in its yield, diversification and valuation characteristics at all times. We continue to attempt enhancements to our performance, within this defensive context, by relying upon Alliance's internal research capabilities in selecting stocks that we expect to deliver superior performance.


1



ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

While the short-term direction of the market is difficult to predict, over the long-term, stocks have historically outperformed other types of investments. For this reason, we remain fully invested in equities and believe that stock-picking on a selective basis will be the key to superior performance, regardless of the economy's whims. The top ten holdings of your Fund (as of October 31, 1996) are: Campbell Soup Co., Exxon Corp., AT&T Corp., PepsiCo, Inc., Mobil Corp., Merck & Co., Inc., Philip Morris Cos., Inc., First Union Corp., Nokia Corp., and IBM Corp.

Thank you for your continued interest and investment in Alliance Growth and Income Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the future.

Sincerely,

John D. Carifa
Chairman and President


Paul Rissman
Senior Vice President



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES
ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

Alliance Growth and Income Fund seeks to provide income and appreciation. The Fund invests principally in a diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 1996

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   +21.51%        +16.36%
 . Five Years                 +13.07%        +12.11%
 . Ten Years                  +12.34%        +10.52%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   +21.20%        +17.20%
 . Five Years                 +12.21%        +12.21%
 . Since Inception*           +11.86%        +11.86%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   +20.72%        +19.72%
 . Since Inception*           +13.94%        +13.94%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); Class C (1% year 1). Class B shares convert to Class A shares after 8 years. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


Inception: 2/8/91, Class B; 5/3/93, Class C.


3



ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

ALLIANCE GROWTH AND INCOME FUND
GROWTH OF A $10,000 INVESTMENT:
10/31/86 TO 10/31/96

$39,000
$34,000
$29,000
$24,000
$19,000
$14,000
$9,000
10/31/86
10/31/96
S&P 500
LIPPER GROWTH & INCOME AVERAGE
GROWTH AND INCOME FUND CLASS A: $30,613


This chart illustrates the total value of an assumed $10,000 investment in Alliance Growth and Income Fund Class A shares as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard and Poor's 500-stock index includes 500 U.S. stocks. It is a common measure of the performance of the overall U.S. stock market.

The Lipper Growth & Income Funds Average reflects performance of 576 funds. These funds have generally similar investment objectives to Alliance Growth and Income Fund, though some funds included in the average may have somewhat different investment policies.

When comparing Alliance Growth and Income Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index or average.


Growth And Income Fund
S&P 500
Lipper Growth & Income Funds Average


4



TEN LARGEST HOLDINGS
OCTOBER 31, 1996
ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

COMPANY                                        VALUE      PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Campbell Soup Co.                          $ 25,600,000              3.0%
Exxon Corp.                                  25,169,500              3.0
AT&T Corp.                                   24,883,312              2.9
PepsiCo, Inc.                                24,816,862              2.9
Mobil Corp.                                  24,517,500              2.9
Merck & Co., Inc.                            23,038,050              2.7
Philip Morris Cos., Inc.                     22,206,844              2.6
First Union Corp.                            21,825,000              2.6
Nokia Corp. (ADR)                            21,402,063              2.5
International Business Machines Corp.        20,227,200              2.4
                                           $233,686,331             27.5%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED OCTOBER 31, 1996
_______________________________________________________________________________

                                                     SHARES OR PRINCIPAL
                                             ----------------------------------
PURCHASES                                       BOUGHT        HOLDINGS 10/31/96
-------------------------------------------------------------------------------
AutoZone, Inc.                                  323,300          323,300
Bristol-Myers Squibb Co.                        135,000          135,000
Campbell Soup Co.                               200,000          320,000
Exxon Corp.                                     284,000          284,000
Federated Department Stores, Inc.,
  5.00%, 10/01/03                            $8,000,000       $8,000,000
Mobil Corp.                                     210,000          210,000
Pharmacia & Upjohn, Inc.                        527,000          527,000
RJR Nabisco Holdings Corp. cv. pfd.           3,000,000        3,000,000
Sears, Roebuck & Co.                            190,000          190,000
Walt Disney Co.                                 200,000          200,000


SALES                                             SOLD        HOLDINGS 10/31/96
-------------------------------------------------------------------------------
Alltel Corp.                                    453,000               -0-
Colgate-Palmolive Co.                           100,000               -0-
Enron Corp.                                     235,000          205,000
First Data Corp.                                160,000               -0-
General Electric Co.                            119,000          137,900
General Instrument Corp.                        341,400               -0-
Lowes Cos., Inc.                                417,000               -0-
RJR Nabisco Holdings Corp.                      605,000               -0-
Schering-Plough Corp.                           130,000          129,900
Unocal Corp. 3.50% cv. pfd.                     206,900               -0-


5



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996
ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS-96.1%
CONSUMER PRODUCTS, MANUFACTURING &
  SERVICES-40.0%
AUTO & RELATED-1.0%
AutoZone, Inc. (a)                              323,300     $  8,284,563

BROADCASTING & CABLE-2.7%
Cablevision Systems Corp. 8.50% cv. pfd         595,000       12,123,125
Comcast Corp. Cl.A (SPL) K                      210,548        3,092,424
TCI Group, Series A (a)                         234,000        2,910,375
Tele-Communications, Inc.-
  Liberty Media Cl.A (a)                        188,500        4,877,437
                                                            ------------
                                                              23,003,361
DRUGS, HEALTHCARE, MEDICAL SERVICES &
  PRODUCTS-12.6%
Amgen, Inc. (a)                                  65,000        3,985,312
Baxter International, Inc.                      185,000        7,700,625
Bristol-Myers Squibb Co.                        135,000       14,276,250
Centocor, Inc. (a)                              239,500        7,020,344
Columbia/HCA Healthcare Corp.                   426,000       15,229,500
Meditrust                                       240,000        8,640,000
Merck & Co., Inc.                               310,800       23,038,050
Pharmacia & Upjohn, Inc.                        527,000       18,972,000
Schering-Plough Corp.                           129,900        8,313,600
                                                            ------------
                                                             107,175,681

ENTERTAINMENT & LEISURE-1.6%
Walt Disney Co.                                 200,000       13,175,000

FOOD, BEVERAGES & TOBACCO-13.5%
American Brands, Inc.                           190,000        9,072,500
Campbell Soup Co.                               320,000       25,600,000
Nabisco Holdings Corp.                          440,000       16,390,000
PepsiCo, Inc.                                   837,700       24,816,862
Philip Morris Cos., Inc.                        239,750       22,206,844
RJR Nabisco Holdings Corp. cv. pfd.           3,000,000       16,875,000
                                                            ------------
                                                             114,961,206

HOUSEHOLD PRODUCTS-0.9%
Black & Decker Corp.                            200,000        7,475,000

PAPER & FOREST PRODUCTS-0.9%
Louisiana-Pacific Corp.                         360,000        7,515,000

REAL ESTATE-1.2%
Ambassador Apartments, Inc.                       7,000          141,750
Arden Reality Group, Inc.(a)                      8,500          192,312
Avalon Properties, Inc.                           6,000          138,750
Bay Apartment Community, Inc.                     8,000          240,000
Beacon Properties                                 5,500          161,563
Boykin Lodging Co. (a)                            8,000          160,000
Chateau Properties, Inc.                          5,000          121,875
Crescent Real Estate Equities                     6,000          250,500
Developers Diversified Reality                    6,800          228,650
Duke Reality Investments, Inc.                    7,000          241,500
Essex Property Trust                              8,600          222,525
Excel Reality Trust, Inc.                         8,300          181,563
Glenborough Reality Trust, Inc.                  15,000          210,000
Highwoods Properties, Inc.                        6,000          172,500
Innkeepers USA Trust                             14,000          164,500
JP Realty, Inc.                                   8,000          182,000
Liberty Property, Inc.                            9,500          205,437
Meridan Industrial Trust, Inc.                    8,500          148,750
National Golf Properties, Inc.                    4,000          116,000
Patriot American Hospitality, Inc.                5,600          196,700
Post Properties, Inc.                             4,000          158,000
Public Storage, Inc.                              8,000          184,000
Reckson Associates Reality Corp.                  3,400          121,125
Rouse Co.                                         9,000          228,375


6



ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
Security Capital Industrial Trust                13,800     $    250,125
Simon De Bartolo Group, Inc.                      6,000          158,250
Smith (Charles E.) Residential                    7,000          170,625
Spieker Properties, Inc.                          6,000          184,500
Starwood Lodging Trust                          116,000        5,220,000
Storage USA, Inc.                                 6,000          208,500
                                                            ------------
                                                              10,560,375

RESTAURANTS-0.7%
Wendy's International, Inc.                     302,032        6,229,410

RETAILING-GENERAL-2.3%
Price/Costco, Inc (a)                           117,500        2,327,969
Reebok International, Ltd.                      230,000        8,222,500
Sears, Roebuck & Co.                            190,000        9,191,250
                                                            ------------
                                                              19,741,719

TIRE & RUBBER-1.8%
Goodyear Tire & Rubber Co.                      339,500       15,574,562

TRANSPORTATION-0.8%
Xtra Corp.                                      156,000        6,474,000
                                                            ------------
                                                             340,169,877

BASIC INDUSTRIES-16.3%
CHEMICALS-1.7%
Dow Chemical Co.                                190,000       14,772,500

CONTAINERS-0.9%
Crown Cork & Seal, Inc.                          63,700        3,057,600
Crown Cork & Seal, Inc., 4.5% cv. pfd.          101,300        4,710,450
                                                            ------------
                                                               7,768,050

ELECTRICAL EQUIPMENT-2.5%
Cooper Industries, Inc.                         190,000        7,647,500
General Electric Co.                            137,900       13,341,825
                                                            ------------
                                                              20,989,325

ENVIRONMENTAL CONTROL-1.7%
WMX Technologies, Inc.                          420,000       14,437,500

OIL & GAS SERVICES-9.5%
Amoco Corp.                                     195,000       14,771,250
Apache Corp.                                    126,000        4,473,000
BJ Services Co. (a)                              45,600        2,046,300
Enron Corp.                                     205,000        9,532,500
Exxon Corp.                                     284,000       25,169,500
Mobil Corp.                                     210,000       24,517,500
                                                            ------------
                                                              80,510,050
                                                            ------------
                                                             138,477,425

TECHNOLOGY-14.5%
COMMUNICATIONS EQUIPMENT-3.4%
Nokia Corp. (ADR) (b)                           461,500       21,402,063
Scientific-Atlanta, Inc.                        510,000        7,395,000
                                                            ------------
                                                              28,797,063

COMPUTER HARDWARE & SERVICES-3.6%
COMPAQ Computer Corp.(a)                        155,000       10,791,875
International Business Machines Corp.           156,800       20,227,200
                                                            ------------
                                                              31,019,075

OFFICE EQUIPMENT & SERVICES-0.8%
Xerox Corp.                                     144,000        6,678,000

SEMI-CONDUCTORS & RELATED-6.7%
Altera Corp. (a)                                161,000        9,971,937
Atmel Corp. (a)                                 458,000       11,650,375
Intel Corp.                                     156,800       17,218,600
Micron Technology, Inc.                         170,000        4,313,750
National Semiconductor Corp. (a)                715,763       13,778,438
                                                            ------------
                                                              56,933,100
                                                            ------------
                                                             123,427,238

FINANCIAL SERVICES-14.0%
BANKING & CREDIT-7.0%
First Chicago Corp.                             303,300       15,468,300
First Union Corp.                               300,000       21,825,000
Fleet Financial Group, Inc.                     165,300        8,244,338
NationsBank Corp.                               150,500       14,184,625
                                                            ------------
                                                              59,722,263


7



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
BROKERAGE & MONEY MANAGEMENT-1.9%
Merrill Lynch & Co., Inc.                       225,100     $ 15,813,275

INSURANCE-5.1%
Allstate Corp.                                  246,000       12,207,750
General Reinsurance Corp.                        75,000       11,043,750
ITT Hartford Group, Inc.                        120,500        7,591,500
PennCorp Financial Group, Inc. 3.375% cv. pfd.   51,000        4,131,000
Travelers Group, Inc.                           155,000        8,408,750
                                                            ------------
                                                              43,382,750
                                                            ------------
                                                             118,918,288

PUBLIC UTILITIES-10.4%
ELECTRIC-2.1%
Allegheny Power System, Inc.                    140,000        4,182,500
FPL Group, Inc.                                 156,000        7,176,000
Houston Industries, Inc.                        284,000        6,496,500
                                                            ------------
                                                              17,855,000

ELECTRIC & GAS-1.7%
CINergy Corp.                                   150,000        4,968,750
CMS Energy Corp.                                135,000        4,269,375
Edison International                            260,000        5,135,000
                                                            ------------
                                                              14,373,125

TELEPHONE-6.6%
AT&T Corp.                                      713,500       24,883,312
Century Telephone Enterprises, Inc.             508,300       16,329,138
Teleport Communications
Group, Inc. Cl.A (a)                            359,000        8,840,375


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
Vodafone Group Plc (ADR) (c)                    168,000     $  6,489,000
                                                            ------------
                                                              56,541,825
                                                            ------------
                                                              88,769,950

DIVERSIFIED-0.9%
Whitman Corp.                                   300,000        7,275,000
Total Common and Preferred Stocks
  (cost $711,335,349)                                        817,037,778

CONVERTIBLE BOND-1.1%
Federated Department Stores, Inc.
  5.00%, 10/01/03
  (cost $9,170,000)                              $8,000        9,180,000

COMMERCIAL PAPER-2.6%
American Express Co.
  5.23%, 11/01/96                                 2,500        2,500,000
  5.23%, 11/04/96                                 2,500        2,498,910
Ford Motor Credit Corp.
  5.24%, 11/07/96                                 3,135        3,132,262
  5.35%, 11/06/96                                 3,324        3,321,530
Merrill Lynch & Co., Inc.
  5.33%, 11/12/96                                 3,324        3,318,587
Prudential Funding
  5.25%, 11/05/96                                 7,282        7,277,752

Total Commercial Paper
  (amortized cost $22,049,041)                                22,049,041

TOTAL INVESTMENTS-99.8%
  (cost $742,554,390)                                        848,266,819
Other assets less liabilities-0.2%                             1,590,335

NET ASSETS-100%                                             $849,857,154


(a)  Non-income producing security.
(b)  Country of origin-Finland.
(c)  Country of origin-United Kingdom.

Glossary:
ADR - American Depository Receipt

See notes to financial statements.


8


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $742,554,390)         $848,266,819
  Cash                                                                   9,445
  Receivable for capital stock sold                                  3,044,958
  Dividends and interest receivable                                  1,233,132
  Receivable for investment securities sold                            389,720
  Total assets                                                     852,944,074

LIABILITIES
  Payable for capital stock redeemed                                 1,847,221
  Advisory fee payable                                                 360,343
  Distribution fee payable                                             346,894
  Payable for investment securities purchased                          160,000
  Accrued expenses and other liabilities                               372,462
  Total liabilities                                                  3,086,920

NET ASSETS                                                        $849,857,154

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $  2,834,622
  Additional paid-in capital                                       632,740,955
  Distributions in excess of net investment income                      (2,681)
  Accumulated net realized gain on investments                     108,576,963
  Net unrealized appreciation of investments and other assets
    less liabilities                                               105,707,295
                                                                  $849,857,154

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($553,150,701/
   184,148,890 shares of capital stock issued and outstanding)           $3.00
  Sales charge--4.25% of public offering price                             .13
  Maximum offering price                                                 $3.13

  CLASS B SHARES
  Net asset value and offering price per share ($235,262,832/
    78,761,657 shares of capital stock issued and outstanding)           $2.99

  CLASS C SHARES
  Net asset value and offering price per share ($61,356,447/
    20,522,557 shares of capital stock issued and outstanding)           $2.99

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share($87,174
    /29,058 shares of capital stock issued and outstanding)              $3.00


See notes to financial statements.


9



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996
ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $63,225)                                      $17,720,373
  Interest                                             2,380,342   $ 20,100,715

EXPENSES
  Advisory fee                                         3,804,160
  Distribution fee - Class A                           1,071,630
  Distribution fee - Class B                           1,862,502
  Distribution fee - Class C                             488,179
  Transfer agency                                      1,080,812
  Custodian                                              182,941
  Printing                                               151,733
  Administrative                                         142,000
  Registration                                           125,048
  Audit and legal                                        107,045
  Taxes                                                   44,864
  Directors' fees                                         30,391
  Miscellaneous                                           47,367
  Total expenses                                                      9,138,672
  Net investment income                                              10,962,043

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on security transactions                        111,164,477
  Net change in unrealized appreciation of investments
    and other assets less liabilities                                18,743,701
  Net gain on investments                                           129,908,178

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $140,870,221


See notes to financial statements.


10



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                     OCTOBER 31,    OCTOBER 31,
                                                        1996           1995
                                                   -------------  -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                            $ 10,962,043   $  9,330,907
  Net realized gain on investments                  111,164,477     51,173,722
  Net change in unrealized appreciation of
    investments and other assets less liabilities    18,743,701     59,820,854
  Net increase in net assets from operations        140,870,221    120,325,483

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (8,958,676)    (8,640,268)
    Class B                                          (1,957,466)    (1,398,551)
    Class C                                            (514,681)      (298,822)
  Net realized gain on investments
    Class A                                         (35,016,914)   (20,295,635)
    Class B                                         (10,843,381)    (5,118,075)
    Class C                                          (2,808,344)      (954,530)

CAPITAL STOCK TRANSACTIONS
  Net increase                                      138,335,936     10,804,177
  Total increase                                    219,106,695     94,423,779

NET ASSETS
  Beginning of year                                 630,750,459    536,326,680
  End of year                                      $849,857,154   $630,750,459


See notes to financial statements.


11



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996
ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Growth and Income Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. On April 15, 1996 the Board of Directors approved the creation of a fourth class of shares, Advisor Class shares. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered solely to investors participating in fee-based programs. All four classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan.

The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last sales price, or, if no sale occurred, at the mean of the bid and asked price at the close of such exchange. Over-the-counter securities are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

5. RECLASSIFICATION OF NET ASSETS
At October 31, 1996 the Fund reclassed certain components of net assets. The reclassification resulted in a net decrease to accumulated net realized gains on investments and foreign currency transactions of $1,916,893 and a net increase to distribution in excess of net investment income and additional paid in capital of $471,175 and $1,445,718 respectively.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of 0.625% of the first $200 million, 0.50% of the next $200 million and 0.45% in excess of $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed, under the terms of the advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses)


12



ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. Pursuant to the advisory agreement, the Fund paid $153,540 to the Advisor representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1996.

The Fund has a Services Agreement with Alliance Fund Services, Inc., (a wholly-owned subsidiary of the Adviser), to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $800,073 for the year ended October 31, 1996. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $77,047 from the sale of Class A shares and $236,418 and $1,510 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively for the year ended October 31, 1996.

Brokerage commissions paid on securities transactions for the year ended October 31, 1996 amounted to $1,843,545, none of which was paid to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. There is no distribution on Advisor Class shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $5,883,895 and $975,417 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. Government Securities) aggregated $710,461,929 and $623,235,412, respectively, for the year ended October 31, 1996. There were no purchases or sales of U.S. Government or government agency obligations for the year ended October 31, 1996.

OPTION TRANSATIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

For the year ended October 31, 1996, the Fund did not engage in any options transactions.

At October 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $122,370,558 and gross unrealized depreciation of investments was $16,658,129, resulting in net unrealized appreciation of $105,712,429. The Fund may be able to use up to $2,891,436 of Alliance Convertible Fund's (which was acquired in 1991) capital loss carryforward, to offset future realized gains which expires in 1998.


14



ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 1,350,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Class A consists of 450,000,000 shares, Class B of 225,000,000, Class C of 225,000,000 and Advisor Class of 450,000,000. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold           20,905,586     9,243,334    $ 59,170,697    $ 22,536,400
Shares issued in
  reinvestment of
  dividends and
  distributions       11,954,453     9,307,957      31,791,651      20,218,363
Shares converted
  from Class B         1,815,203            -0-      5,221,368              -0-
Shares redeemed      (19,840,417)  (25,767,526)    (55,989,608)    (61,337,761)
Net increase
  (decrease)          14,834,825    (7,216,235)   $ 40,194,108    $(18,582,998)

CLASS B
Shares sold           36,536,109    15,198,094    $102,742,616    $ 37,172,148
Shares issued in
  reinvestment of
  dividends and
  distributions        4,052,450     2,615,018      10,727,979       5,634,043
Shares converted
  to Class A          (1,824,728)           -0-     (5,221,368)             -0-
Shares redeemed      (10,761,214)  (10,922,318)    (30,355,431)    (25,915,044)
Net increase          28,002,617     6,890,794    $ 77,893,796    $ 16,891,147

CLASS C
Shares sold           10,295,296     8,491,685    $ 29,011,135    $ 20,818,230
Shares issued in
  reinvestment of
  dividends and
  distributions          951,608       364,223       2,529,282         793,203
Shares redeemed       (4,017,599)   (3,857,242)    (11,379,623)     (9,115,405)
Net increase           7,229,305     4,998,666    $ 20,160,794    $ 12,496,028


                     OCT. 2,1996*                  OCT. 2,1996*
                          TO                            TO
                     OCT. 31,1996                  OCT. 31,1996
                    --------------                --------------
ADVISOR CLASS
Shares sold               29,058                  $     87,238
Shares issued in
  reinvestment of
  dividends and
  distributions               -0-                           -0-
Shares redeemed               -0-                           -0-
Net increase              29,058                  $     87,238


Commencement of distribution.


15



FINANCIAL HIGHLIGHTS
ALLIANCE GROWTH AND INCOME FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS A
                                            --------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            --------------------------------------------------------------
                                                1996         1995         1994         1993         1992
                                            -----------  -----------  -----------  -----------  ----------
Net asset value, beginning of year             $2.71        $2.35        $2.61        $2.48        $2.52

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .05          .02          .06          .06          .06
Net realized and unrealized gain (loss)
  of investments                                 .50          .52         (.08)         .29          .11
Net increase (decrease) in net asset
  value from operations                          .55          .54         (.02)         .35          .17

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.05)        (.06)        (.06)        (.06)        (.06)
Distributions from net realized gains           (.21)        (.12)        (.18)        (.16)        (.15)
Total dividends and distributions               (.26)        (.18)        (.24)        (.22)        (.21)
Net asset value, end of year                   $3.00        $2.71        $2.35        $2.61        $2.48

TOTAL RETURN
Total investment return based on net
  asset value (b)                              21.51%       24.21%        (.67)%      14.98%        7.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $553,151     $458,158     $414,386     $459,372     $417,018
Ratio of expenses to average net assets          .97%        1.05%        1.03%        1.07%        1.09%
Ratio of net investment income to
  average net assets                            1.73%        1.88%        2.36%        2.38%        2.63%
Portfolio turnover rate                           88%         142%          68%          91%         104%
Average commission rate (d)                   $.0625           --           --           --           --


See footnote summary on page 19.


16



ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR


                                                                       CLASS B
                                            --------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                            --------------------------------------------------------------
                                                1996         1995         1994         1993         1992
                                            -----------  -----------  -----------  -----------  ----------
Net asset value, beginning of year             $2.69        $2.34        $2.60        $2.47        $2.52

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .03          .01          .04          .05          .04
Net realized and unrealized gain (loss)
  of investments                                 .51          .49         (.08)         .28          .11
Net increase (decrease) in net asset
  value from operations                          .54          .50         (.04)         .33          .15

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.03)        (.03)        (.04)        (.04)        (.05)
Distributions from net realized gains           (.21)        (.12)        (.18)        (.16)        (.15)
Total dividends and distributions               (.24)        (.15)        (.22)        (.20)        (.20)
Net asset value, end of year                   $2.99        $2.69        $2.34        $2.60        $2.47

TOTAL RETURN
Total investment return based on net
  asset value (b)                              21.20%       22.84%       (1.50)%      14.22%        6.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $235,263     $136,758     $102,546      $76,633      $29,656
Ratio of expenses to average net assets         1.78%        1.86%        1.85%        1.90%        1.90%
Ratio of net investment income to
  average net assets                             .91%        1.05%        1.56%        1.58%        1.69%
Portfolio turnover rate                           88%         142%          68%          91%         104%
Average commission rate (d)                   $.0625           --           --           --           --


See footnote summary on page 19.


17



FINANCIAL HIGHLIGHTS (CONTINUED)
ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   CLASS C
                                            ---------------------------------------------------
                                                                                  MAY 3,1993(A)
                                                    YEAR ENDED OCTOBER 31,              TO
                                            -------------------------------------  OCTOBER 31,
                                            -----------  -----------  -----------  ------------
                                                1996         1995         1994         1993

Net asset value, beginning of period           $2.70        $2.34        $2.60        $2.43

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .03          .01          .04          .02
Net realized and unrealized gain (loss)
  on investments                                 .50          .50         (.08)         .17
Net increase (decrease) in net asset
  value from operations                          .53          .51         (.04)         .19

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.03)        (.03)        (.04)        (.02)
Distributions from net realized gains           (.21)        (.12)        (.18)          -0-
Total dividends and distributions               (.24)        (.15)        (.22)        (.02)
Net asset value, end of period                 $2.99        $2.70        $2.34        $2.60

TOTAL RETURN
Total investment return based on net
  asset value (b)                              20.72%       23.30%         (1.50)%       7.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $61,356      $35,835      $19,395       $7,774
Ratio of expenses to average net assets         1.76%        1.84%        1.84%        1.96%(c)
Ratio of net investment income to
  average net assets                             .93%        1.04%        1.61%        1.45%(c)
Portfolio turnover rate                           88%         142%          68%          91%
Average commission rate (d)                   $.0625           --           --           --


See footnote summary on page 19.


18



ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                           ADVISOR CLASS
                                                         OCTOBER 2,1996(A)
                                                        TO OCTOBER 31,1996
                                                        ------------------
Net asset value, beginning of period                          $2.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                           .00
Net realized and unrealized gain on investments                 .03
Net increase in net asset value from operations                3.00
Net asset value, end of period                                $3.00

TOTAL RETURN
Total investment return based on net asset value (b)           1.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                       $87
Ratio of expenses to average net assets                         .37%(c)
Ratio of net investment income to average net assets           3.40%(c)
Portfolio turnover rate                                          88%
Average commission rate (d)                                  $.0625


(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


19



REPORT OF INDEPENDENT ACCOUNTANTS
ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
ALLIANCE GROWTH AND INCOME FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Growth and Income Fund, Inc. (the "Fund") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
December 13, 1996


20



ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
PAUL RISSMAN, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
DANIEL V. PARKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800)-221-5672

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036


(1)  Member of the Audit Committee.


21


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


22



ALLIANCE GROWTH AND INCOME FUND
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCE CAPITAL
INVESTING WITHOUT THE MYSTERY

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

GTHAR